UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	July 10, 2017

LEGG MASON, INC.
(Exact name of registrant as specified in its charter)

Maryland	1-8529	52-1200960
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

100 International Drive, Baltimore, Maryland	21202
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	410 539-0000

Not Applicable
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
□ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01            Other Events.

Legg Mason, Inc. (the “Company”) is providing data set forth in the tables below, relating to the Company’s equity compensation plans as of May 31, 2017, to reflect the issuance of awards on May 15, 2017 in respect of compensation for the fiscal year ended March 31, 2017. As of May 31, 2017, the Company had outstanding 94,717,331 shares of Common Stock, par value $0.10.

Plan category	(a) Number of securities to be issued upon exercise of outstanding option, warrants and rights	(b) Weighted-average exercise price of outstanding options, warrants and rights	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))	(d) Number of outstanding full value awards
Equity compensation plans approved by stockholders	9,944,485 (1)	$38.28 (2)	4,251,923 (3)(4)	3,356,674
Equity compensation plans not approved by stockholders	-	-	-	-

Total	9,944,485	$38.28	4,251,923	3,356,674

(1) Includes 3,356,674 full value restricted stock unit awards which are converted into shares of Legg Mason Common Stock (“Common Stock”) on a one-for-one basis upon distribution, 4,862,011 shares of Common Stock issuable upon the exercise of outstanding non-qualified stock options, 1,116,434 shares of Common Stock issuable pursuant to performance share unit awards, 542,571 shares of Common Stock that are held in a trust pending distribution of phantom stock units. and 66,795 restricted stock units granted to non-employee directors as equity compensation that are converted into shares of Common Stock on a one-for-one basis upon distribution. The phantom stock units, which are converted into shares of Common Stock on a one-for-one basis upon distribution, were granted to plan participants upon their deferral of compensation or dividends paid on phantom stock units. When amounts are deferred, participants receive a number of phantom stock units equal to the deferred amount divided by 90% to 95% of the fair market value of a share of Common Stock.

(2) Weighted-average exercise price does not include phantom stock units or restricted stock units that will be converted into Common Stock on a one-for-one basis upon distribution at no additional cost, and were granted as described in footnote (1). The weighted-average remaining life of the stock options at May 31, 2017 was 5.01 years.

(3) In addition, 251,236 shares of Common Stock may be issued under the Legg Mason & Co, LLC Deferred Compensation/Phantom Stock Plan upon the distribution of phantom stock units that may be acquired in the future as described in footnote (1).

(4) 1,761,912 of these shares may be issued under the Company’s omnibus equity plan as stock options, restricted or unrestricted stock grants or any other form of equity compensation. 197,225 of these shares may be issued under the Legg Mason, Inc. Equity Plan for Non-Employee Directors as grants of stock or restricted stock units. 2,292,786 of these shares may be purchased under the Company’s employee stock purchase plan, which acquires the shares that are purchased thereunder in the open market.

Set forth below is information about the number of all unvested, earned and unearned performance-based awards as of the end of each of the last three fiscal years and as of May 31, 2017.

Performance-Based Awards (# of Shares/Units)
Unvested at March 31, 2015	78,372
Vested/Earned	0
Forfeited	0
Granted	107,012
Unvested at March 31, 2016	185,384
Vested/Earned	0
Forfeited	(78,372)
Granted	897,924
Unvested at March 31, 2017	1,004,936
Vested/Earned	0
Forfeited	0
Granted	111,498
Unvested at May 31, 2017	1,116,434

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEGG MASON, INC. (Registrant)

Date: July 10, 2017	By:	/s/ Thomas C. Merchant
Thomas C. Merchant
Executive Vice President and General Counsel